UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2007
ARBITRON INC.
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

142 West 57th Street
New York, New York	10019-3300
(Address of principal executive offices)	(Zip Code)
(212) 887-1300
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure
           Arbitron Inc. is scheduled to present at the Bear Stearns 20th Annual Media Conference to be held at The Breakers Hotel in Palm Beach, Florida on Tuesday, March 6, 2007. A copy of the slide show presentation to be made at the conference is attached hereto as Exhibit 99.1.
           The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits
      (d)            Exhibits
                       The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
                       99.1      Slide Show Presentation of Arbitron Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: March 5, 2007	By:	/s/ Timothy T. Smith
Timothy T. Smith
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary